RPC, INC. AND SUBSIDIARIES


                                  EXHIBIT 32.1



                                    RPC, INC.
                  Form 10-Q - Quarter Ended September 30, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Richard A. Hubbell, certify that, to the best of my knowledge:

     The Form 10-Q of RPC, Inc., for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of RPC, Inc. for the periods presented.




                                           /s/ Richard A. Hubbell
                                           -------------------------------------
Date: October 31, 2003                     Richard A. Hubbell
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)